UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

ICOP Digital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ICOP DIGITAL, INC.
16801 West 116th Street
Lenexa, Kansas  66219
(913) 338-5550

Dear Stockholder:

The 2009 Annual Meeting of Stockholders of ICOP Digital, Inc. (the “Company”) will be held at the Doubletree Hotel Overland Park – Corporate Woods, 10100 College Boulevard, Overland Park, Kansas 66210 on August 12, 2009 at 10:00 a.m. CDT.

The attached material includes the Notice of Annual Meeting and the proxy statement, which describes the business to be transacted at the meeting.  We ask that you give them your careful attention.

As in the past, we will be reporting on your Company’s activities and you will have an opportunity to ask questions about our operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you.  It is important that your shares be represented at the meeting whether or not you are able to attend in person.  To save paper and mailing costs, we are providing these proxy materials to you by posting them on the Internet at www.envisionreports.com/ICOP.  You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or e-mail copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.  Your voting online or by telephone or by sending us a proxy card as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,

/s/ David C. Owen

David C. Owen

Chairman, Chief Executive Officer and Director

ICOP Digital, Inc.
Notice of Annual Meeting of Stockholders
To be Held on August 12, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ICOP Digital, Inc. (“we,” “us,” “ICOP” or the “Company”) will be held as follows:

Date:

August 12, 2009

Time:

10:00 a.m. CDT

Place:

Doubletree Hotel Overland Park – Corporate Woods

10100 College Boulevard

Overland Park, Kansas 66210

The purpose of the meeting is to vote on the following matters:

1.

To elect three members of the Board of Directors. The Board has nominated Bryan Ferguson to serve as a Class B director for a term expiring at the 2010 Annual Meeting, and Laura E. Owen and Roger L. Mason to serve as Class C directors for a term expiring at the 2012 Annual Meeting, or until their successors are elected and qualified;

2.

Amendment to the Company’s Amended and Restated 2002 Stock Option Plan (the “2002 Plan”) which increases the maximum number of aggregate shares of common stock reserved for issuance of all Awards under the 2002 Plan to 4,000,000 shares, and which also increases the maximum number of shares reserved for issuance as Incentive Stock Options (“ISOs”) under the 2002 Plan to 2,000,000, with said ISO maximum being a portion of the maximum aggregate number of shares of common stock reserved for all Awards under the 2002 Plan;

3.

To ratify the Audit Committee’s appointment of Cordovano and Honeck LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

4.

To transact such other business as may properly come before the meeting.

Further information about the meeting is contained in the accompanying proxy statement.  All stockholders of record on June 23, 2009 may vote at this meeting.

Your vote is important.  If you do not plan to attend the meeting, please visit the Internet website listed below to view the proxy materials and vote online or by telephone, or download the form of proxy card from the Internet or request a paper or e-mail copy of the proxy materials and mail your proxy card to us at the above address.  For specific instructions on voting, please refer to the instructions on the website.  If you submit a proxy you may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

By Order of the Board of Directors

/s/ David C. Owen

David C. Owen

Chairman, Chief Executive Officer and Director

Lenexa, Kansas
July 2, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 12, 2009 — the proxy statement and our 2008 annual report on Form 10-K are available at www.envisionreports.com/ICOP.

ICOP Digital, Inc.
16801 West 116th Street
Lenexa, Kansas  66219
(913) 338-5550

PROXY STATEMENT

Annual Meeting of Stockholders
August 12, 2009

QUESTIONS AND ANSWERS ABOUT THE PROXY
MATERIALS AND OUR 2009 ANNUAL MEETING

Q:

Why am I receiving these materials?

A:

Our Board of Directors, or the Board, is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at our 2009 Annual Meeting of Stockholders, or the Annual Meeting, which will be held at the Doubletree Hotel Overland Park — Corporate Woods, 10100 College Boulevard, Overland Park, Kansas 66210 on August 12, 2009 at 10:00 a.m. CDT.  Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.  This proxy statement and the accompanying proxy card are being made available on or about July 3, 2009 in connection with the solicitation of proxies on behalf of the Board.

Q:

Why did I receive a Notice of Internet Availability?

A:

The Securities and Exchange Commission, or SEC, adopted rules for the electronic distribution of proxy materials.  We have elected to provide access to our proxy materials and 2008 Form 10-K on the Internet instead of sending a full set of printed proxy materials as in years past.  This enables us to reduce costs, provide ease and flexibility for our stockholders and lessen the environmental impact of our Annual Meeting.  On or about July 2, 2009, we mailed our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to electronically access our 2009 proxy statement and 2008 Form 10-K and vote online or by telephone.  If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request it.  Instead, the Notice instructs you on how to access and review all of the important information contained in the 2009 proxy statement and 2008 Form 10-K.  The Notice also instructs you on how you may vote by telephone or submit your proxy over the Internet.  If you received a Notice by mail and would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Q:

How can I vote without attending the Annual Meeting?

A:

There are three convenient methods for stockholders to direct their vote by proxy without attending the Annual Meeting:

•

Vote by Internet.  You can vote via the Internet.  The website address for Internet voting is provided on your Notice or proxy card.  You will need to use the control number appearing on your Notice or proxy card to vote via the Internet.  You can use the Internet to transmit your voting instructions up until 1:00 A.M. CDT on August 12, 2009.  Internet voting is available 24 hours a day.  If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

•

Vote by Telephone.  You can also vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice or proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 A.M. CDT on August 12, 2009.  Telephone voting is available 24 hours a day.  If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

•

Vote by Mail.  If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided.  You may also download the form of proxy card off the Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Q:

How can I access the proxy materials?

A:

This proxy statement, our 2008 Form 10-K and the form of proxy card are available online at www.envisionreports.com/ICOP.  You may also request a paper copy or e-mail delivery of the proxy materials by going online at www.envisionreports.com/ICOP, or sending an e-mail to investorvote@computershare.com.

If you are a beneficial owner and would like to view our 2008 Form 10-K and proxy statement electronically, you may access those materials at www.edocumentview.com/ICOP.

Q:

What information is contained in these materials?

A:

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information.  Our annual report on Form 10-K for the year ended December 31, 2008, which includes ICOP’s audited consolidated financial statements, is also enclosed with this proxy statement.

Q:

What proposals will be voted on at the Annual Meeting?

A:

There are three proposals scheduled to be voted on at the Annual Meeting:

•

The election of Bryan Ferguson as a Class B director to fill the unexpired term of L. Derrick Ashcroft, who retired from the Board in August 2008, which term expires at the 2010 Annual

Meeting of Stockholders, and the election of Laura E. Owen and Roger L. Mason as Class C directors for a term expiring at the 2012 Annual Meeting of Stockholders (Proposal 1).

•

The approval of an amendment to the 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance of all Awards under the 2002 Plan to 4,000,000 shares (Proposal 2).

•

The ratification of the Audit Committee’s appointment of Cordovano and Honeck LLP as our independent registered public accounting firm for the year ending December 31, 2009 (Proposal 3).

Q:

What are the Board’s voting recommendations?

A:

The Board recommends that you vote your shares as follows:

“FOR” each of the three nominees to the Board named in this proxy statement (Proposal 1).

“FOR” the approval of the amendment of our 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance of all Awards under the 2002 Plan to 4,000,000 shares (Proposal 2).

“FOR” the ratification of the appointment of Cordovano and Honeck LLP as our independent registered public accounting firm for the year ending December 31, 2009 (Proposal 3).

Q:

How many shares are entitled to vote?

A:

Each share of ICOP’s common stock outstanding as of the close of business on June 23, 2009, the record date, is entitled to one vote at the Annual Meeting.  At the close of business on June 23, 2009, 16,276,232 shares of common stock were outstanding and entitled to vote.  You may vote all of the shares owned by you as of the close of business on the record date of June 23, 2009, and you are entitled to cast one vote per share of common stock held by you on the record date.  These shares include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Q:

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

There are some distinctions between shares held of record and shares owned beneficially:

•

Shares held of record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares.  As the stockholder of record, you have the right to grant your voting proxy directly to ICOP or to vote in person at the Annual Meeting.

•

Shares owned beneficially

If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and your nominee is considered the stockholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or nominee.  Your broker, bank, or nominee has provided a voting instruction form for you to use in directing the broker, bank, or nominee regarding how to vote your shares.  Many brokers or banks also offer voting by Internet.  Please refer to your voting instruction form for instructions on the voting methods offered by your broker or bank.

Q:

Can I attend the Annual Meeting?

A:

You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of June 23, 2009.

Q:

How can I vote my shares in person at the Annual Meeting?

A:

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting.  Even if you plan to attend the Annual Meeting, we recommend that you vote online or by telephone or submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend.  Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you if you obtain a valid proxy from your broker, bank or nominee giving you the right to vote the shares.

Q:

How can I vote my shares without attending the Annual Meeting?

A:

If you hold shares directly as the stockholder of record, you may vote by proxy without attending the Annual Meeting by (1) voting online by visiting www.envisionreports.com/ICOP and following the instructions for online voting, (2) voting by telephone at 1-800-652-8683, or (3) voting by downloading from the Internet, or requesting from us, and completing and mailing a proxy card before the Annual Meeting.  Please refer to the enclosed materials for details.

Q:

Can I change my vote or revoke my proxy?

A:

If you are the stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting.  Proxies may be revoked by any of the following actions:

•

Filing a timely written notice of revocation with our Corporate Secretary at our principal executive office, 16801 West 116th Street, Lenexa, Kansas 66219;

•

Going online to www.envisionreports.com/ICOP and following the instructions for changing your vote;

•

Calling 1-800-652-8683 and following the instructions for changing your vote;

•

Submitting a new proxy with a later date to our Corporate Secretary at our principal executive office; or

•

Attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account or by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or nominee.

Q:

How are votes counted?

A:

In the election of directors, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees.  If you check “WITHHOLD” by a nominee’s name, your shares will be voted against the nominee.

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the proposal to approve an amendment to our 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance under the 2002 Plan to 4,000,000 shares.  If you elect to abstain from voting on this proposal, the abstention will not have any effect on the approval of the proposal.  In tabulating the voting results for the approval of the proposed amendment, only “FOR” and “AGAINST” votes with respect to the proposal will be counted.

You may for “FOR,” “AGAINST,” or “ABSTAIN” with respect to the proposal to ratify the appointment of Cordovano and Honeck LLP as our independent registered public accounting firm for 2009.  In tabulating the voting results for the approval of the proposal, only “FOR” and “AGAINST” votes with respect to the proposal will be counted.

Q:

What if I return a proxy but do not provide specific voting instructions for some or all of the proposals?

A:

All shares that have been properly voted – whether online, by telephone or by mail – and not revoked will be voted at the Annual Meeting in accordance with your instructions.

If you sign your proxy card but do not give specific voting instructions, your shares will be voted as recommended by our Board.  If you are a beneficial holder and do not return a voting instruction form to your broker, bank, or nominee, your broker, bank, or nominee may only vote on the election of directors and the ratification of the appointment of Cordovano and Honeck LLP.

Q:

Who will count the votes?

A:

Mickie R. Koslofsky, our Chief Financial Officer and Treasurer, will tabulate the votes and act as the inspector of election.

Q:

What is the quorum requirement for the Annual Meeting?

A:

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted at the Annual Meeting.  The shares may be present in person or represented by proxy at the Annual Meeting.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:

What is the voting requirement to approve each of the proposals?

A:

In an uncontested election of directors, such as this election, the nominee for Class B director receiving the highest number of votes and the two nominees for Class C director receiving the highest number of votes, cast in person or represented by proxy and entitled to vote, will be elected as directors.

Shares for which authority is withheld with respect to a particular nominee will be voted against that nominee.

The proposal to approve an amendment of our 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance under the 2002 Plan to 4,000,000 shares requires the affirmative vote of a majority of the votes cast with respect to the proposal in person or represented by proxy and entitled to vote.  A “majority of votes cast” means that the number of votes “FOR” the approval of the proposal must exceed the number of votes “AGAINST” the approval of the proposal.  If you are a beneficial owner and do not provide your broker, bank, or nominee with voting instructions, your shares may constitute broker non-votes (see “What are broker non-votes and what effect do they have on the proposals?” below).

The proposal to ratify the appointment of Cordovano and Honeck LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal.

Q:

Does ICOP have cumulative voting rights?

A:

ICOP does not have cumulative voting rights in the election of directors.

Q:

What are broker non-votes and what effect do they have on the proposals?

A:

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner, and (2) lacks discretionary voting power to vote those shares.  A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the election of our directors and the ratification of the appointment of Cordovano and Honeck LLP as our independent registered public accounting firm, without instructions from the beneficial owners of those shares.  On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain non-routine items, such as the approval of the amendment of our 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance under the 2002 Plan to 4,000,000 shares.  Broker non-votes count for purposes of determining whether a quorum exists but do not count as entitled to vote with respect to individual proposals.  Thus, if you do not give your broker specific instructions, your shares may not be voted on Proposal 2 and will not be counted in determining the number of shares necessary for approval, although they will count for purposes of determining whether a quorum exists.

Q:

What does it mean if I receive more than one Notice or proxy card?

A:

It means your shares are registered differently or are in more than one account.  Please provide voting instructions for each Notice or proxy card you receive to ensure that all of your shares are voted.

Q:

Where can I find the voting results of the Annual Meeting?

A:

We will announce the voting results at the Annual Meeting in our quarterly report on Form 10-Q for the quarter ending September 30, 2009.

Q:

Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We will pay the entire cost of preparing, printing and distributing these proxy materials.  We will provide access to these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may make these proxy materials available to the beneficial owners.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in making solicitation materials available to such beneficial owners.  Solicitations may also be made by personal interview, mail, telephone, facsimile, e-mail, or otherwise by directors, officers, and employees of ICOP, but we will not compensate our directors, officers, or employees for these services.

Q:

May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:

You may submit proposals and nominate directors for consideration at future annual stockholder meetings. A stockholder proposal or nomination must comply with SEC rules in order to be included in the proxy statement. In order for a stockholder proposal or nomination to be considered for inclusion in the proxy materials for our 2010 Annual Meeting of Stockholders, your proposal or nomination must be received by our Corporate Secretary no later than April 30, 2010.  A stockholder proposal or a nomination for director that is received after this date will not be included in our proxy statement and proxy.  We advise you to review our Bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each nominee and proposal.  You may obtain a copy of our Bylaws by writing to our Corporate Secretary at our principal executive office, 16801 West 116th Street, Lenexa, Kansas 66219.

Q:

How can I get electronic access to the proxy statement and Form 10-K?

A:

This proxy statement and our 2008 Form 10-K may be viewed online at www.envisionreports.com/ICOP.  You can also elect to receive an e-mail copy of these proxy materials by following the instructions provided at www.envisionreports.com/ICOP.  Choosing to receive your proxy materials electronically will save us the cost of printing and mailing documents to you.  You can choose to receive future proxy materials electronically by following the instructions at www.envisionreports.com/ICOP.  If you choose to receive future proxy materials electronically, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site.  Your choice to receive proxy materials electronically will remain in effect until you tell us otherwise. You may also request future e-mail or paper copies by visiting the Investor Relations section of our website at www.icop.com or by contacting Investor Relations by mail at 16801 West 116th Street, Lenexa, Kansas 66219 or by telephone at 913-338-5550.

Q:

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:

To reduce expenses, we sent one Notice to stockholders who share an address and, if any stockholders request paper copies of these materials, we are delivering one set of proxy materials to stockholders who share an address, unless otherwise requested.  If you reside at such an address and wish to receive a separate paper copy of the proxy materials, including our 2008 Form 10-K, you may contact Investor Relations at the website, address or phone number in the previous paragraph.  You may also contact Investor Relations if you would like to receive a separate Notice and proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

Q:

How can I obtain an additional proxy card?

A:

If you lose, misplace, or otherwise need to obtain a proxy card, and:

•

you are a stockholder of record, you may download a copy of the proxy card by visiting www.envisionreports.com/ICOP and following the instructions provided, or contact Investor Relations by mail at 16801 West 116th Street, Lenexa, Kansas 66219, by e-mail at www.icop.com, or by telephone at 913-338-5550; or

•

you are the beneficial owner of shares held indirectly through a bank, broker, or similar institution, contact your account representative at that organization.

Q:

How do I obtain directions to the Annual Meeting?

A:

If you have special needs that you wish us to accommodate at the Annual Meeting, or any questions regarding accommodations or directions, please contact Investor Relations by e-mail at investorinfo@icop.com, by mail at 16801 West 116th Street, Lenexa, Kansas 66219, or by telephone at 913-338-5550. Directions to the Annual Meeting and a map are provided below:

To the Doubletree Hotel Overland Park — Corporate Woods, 10100 College Boulevard, Overland Park, Kansas 66210, From the Kansas City International Airport:

1	Head west on Paris St toward London Dr	go 0.1 mi	total 0.1 mi

2	Turn right to merge onto LP Cookingham Dr/MO-D/MO-Y - About 2 mins	go 1.4 mi	total 1.5 mi

3	Merge onto I-29 S/US-71 S via the ramp to Kansas City - About 9 mins	go 9.5 mi	total 11.0 mi

4	Take exit 3B to merge onto I-635 S toward Kansas - Entering Kansas - About 4 mins	go 4.1 mi	total 15.1 mi

5	Take the I-635/AZ-5 exit	go 0.5 mi	total 15.6 mi

6	Merge onto I-635 S - About 7 mins	go 7.7 mi	total 23.3 mi

7	Take exit 1A to merge onto I-35 S toward Wichita - About 5 mins	go 4.7 mi	total 28.0 mi

8	Slight right at US-69 S (signs for Overland Pkwy/US-69) - About 4 mins	go 4.1 mi	total 32.1 mi

9	Exit onto College Blvd - About 1 min	go 0.5 mi	total 32.7 mi

10	Turn left at Mastin St	go 466 ft	total 32.8 mi

11	Make a U-turn	go 463 ft	total 32.9 mi

12	Turn right at College Blvd	go 0.1 mi	total 33.0 mi

EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

Our executive officers, directors and key employees, and certain information about them, are as follows:

Name	Age	Position
David C. Owen	70	Chairman, Chief Executive Officer and Director
Laura E. Owen*	51	President, Chief Operating Officer, Corporate Secretary and Director
Mickie R. Koslofsky	38	Chief Financial Officer and Treasurer
Bryan Ferguson*	46	Director
Noel Koch	69	Director
Roger L. Mason*	56	Director
Bob Bradley	42	Director of National Sales and Marketing
David Nicholl	28	Director of Research and Product Development

* Standing for election

Executive Officers and Directors

David C. Owen has served as a director since January 2003 and as our Chief Executive Officer since July 2004.  From July 2004 until August 2006, he also served as our President, and from January 2004 to July 2004, he was our Chief Financial Officer.  Since 1985, Mr. Owen has been president of Owen & Associates, Inc., a private investment and management entity.  Mr. Owen has more than 40 years of experience in the financial industry and has served in executive management positions with both retail and investment banks.  He served as a Kansas State Senator from 1968 to 1972 and as Lieutenant Governor of Kansas from 1972 to 1974.  He received a B.A. degree in Business Administration and Economics from Ottawa University in Ottawa, Kansas.  In September 2004 in connection with an action brought by the Securities Commission of Kansas involving the private sale of a small amount of unregistered securities not involving us, Mr. Owen stipulated to a consent decree enjoining him and his agents from acting as a broker-dealer in Kansas unless registered under the Kansas Securities Act or exempt from registration, from offering or selling unregistered securities in Kansas unless exempt from registration, and from otherwise violating the Kansas Securities Act.  Mr. Owen, who was not an officer, director or placement agent for the company involved, stipulated to the consent decree in order to dispose of the action expeditiously and did not admit any of the allegations.  Mr. Owen is the husband of Laura E. Owen.  Mr. Owen does not currently serve on the board of directors of another public company.

Laura E. Owen has served as our President and a director since August 2006, as our Chief Operating Officer since March 2005, and as our Corporate Secretary since May 2003.  From 1998 until May 2003, she served as President of Unicard.com, Inc., a travel insurance company.  Ms. Owen has spent over two decades working on business issues in the public and private sectors.  In 1991, she became the first woman to be appointed Secretary of Commerce for the State of Kansas, the state’s economic development agency.  Ms. Owen received a B.S. degree in Business Administration from Delaware Valley College in Philadelphia.  Ms. Owen is the wife of David C. Owen.  Ms. Owen does not currently serve on the board of directors of another public company.

Mickie R. Koslofsky has served as our Chief Financial Officer and Treasurer since March 2009.  Ms. Koslofsky is a licensed CPA with over 17 years of experience in accounting, financial systems and analysis, budgeting/forecasting, reporting, and Sarbanes-Oxley compliance.  Ms. Koslofsky served as Accounting Manager for Cydex Pharmaceuticals, Inc. from May 2008 to October 2008 and as Senior Manager of Financial Reporting for Aptuit, Inc. from 2006 to May 2008.  From April 2004 to August 2005, she served as Senior Financial Analyst for DST Systems, Inc., where she participated in the preparation of financial statements and SEC reporting requirements.  Prior to joining DST, Ms. Koslofsky was a Financial Analyst for Sprint Corporation.  She received a B.S. degree in accounting from Montana State University and an M.B.A. from Baker University.

Bryan Ferguson has served as a director since August 2008.  He was selected by the Board to fill the vacancy left by the retirement of L. Derrick Ashcroft in August 2008.  Prior to becoming a director, Mr. Ferguson served as a member of our Advisory Board from December 2007.  Since June 2006, Mr. Ferguson has been a Vice President of Shaw Capital, Inc., the project development and financial services arm of The Shaw Group, Inc.  His responsibilities include the development of equity investment projects, assets or acquisitions, providing deal structure, equity and debt financing arrangements and partnership alignment.  From January 2003 to June 2006, Mr. Ferguson served as Vice President, Business Development of Shaw Environmental & Infrastructure, Inc.  Mr. Ferguson also supports state and federal legislative efforts.  Mr. Ferguson received a B.S. degree in Earth Science from Emporia State University.

Noel Koch has served as a director since March 2005.  He is an expert on terrorism and security-related issues, with over 40 years of experience in developing advanced analytical procedures for identifying and assessing potential threats to individuals and to institutional and corporate assets.  Since August 1986, Mr. Koch has served as the president and chief executive officer of International Security Management, Inc., a provider of security services to foreign and domestic government agencies, corporations and individuals in high-risk environments.  Since August 1986, he also has served as the president and chief executive officer of Transecur, Inc., an on-line, interactive global security information service with offices in the U.S. and Europe.  Mr. Koch also is a partner in Anchor Special Risks Registry, a computer-based system designed to record and assess hostile activities towards corporations and other institutions.  Mr. Koch is a former instructor for the U.S. State Department’s Anti-Terrorism Assistance Program, and served for over five years as Director of Special Planning in the U.S. Department of Defense.  Mr. Koch received a B.A. degree in English from Widener University and an M.A. degree in Political Science from Bryn Mawr College.  Mr. Koch does not presently serve on the board of directors of another public company.

Roger L. Mason has served as a director since January 2004.  From May 2002 until January 2004, he served as a director of ICOP Nevada.  Since 1995, Mr. Mason has been a broker at Fishman & Company Realtors, a real estate business, in Olathe, Kansas.  He received a B.S. degree in Construction Technology from Pittsburg State University in Pittsburg, Kansas.  Mr. Mason does not presently serve on the board of directors of another public company.

Key Employees

Bob Bradley has over 20 years of experience in sales, sales management, marketing communications, and product management in the software and technology space. At ICOP, Mr. Bradley is responsible for continuing to grow revenue in North America through ICOP’s multiple channels to market. He will also oversee all aspects of the company’s marketing communication initiatives. Prior to joining ICOP, Mr. Bradley was the Vice President of Sales and Business Development at Integrian, makers of the DigitalPatroller in-car video system. During his tenure, Mr. Bradley and his sales team were able to grow revenue over 600%. He was also instrumental in securing some of the largest projects for public safety in-car video, and also secured several large transit projects. Mr. Bradley was also the Vice President of Sales and Marketing at SlickEdit, a software development tools vendor. While at Slick Edit, he was responsible for developing and executing 18 new strategic OEM agreements, as well as growing sales every year resulting in record setting revenue for the company. Mr. Bradley has held various sales, marketing, development, and manufacturing roles at Eaton Corporation and Westinghouse Electric. Mr. Bradley holds an MS in Industrial Administration from Carnegie Mellon University and a BS in Mechanical Engineering from Lehigh University.

David Nicholl has served as our Director of Research and Product Development since June 12, 2009. Prior to this, he served as our Director of Technology beginning August 2006. Mr. Nicholl came to ICOP from Bayer Healthcare, where he held numerous development-related positions, and he played key roles in Lean, Kaizen and Six Sigma process improvement initiatives. Mr. Nicholl joined ICOP in 2006, serving as Director of Technology and Software Product Manager. As the Director of Product Research and Development for ICOP, Mr. Nicholl ensures that ICOP develops state-of-the-art, quality products that customers value. He advises Company leadership on technical strategy for the delivery of innovative, leading-edge capabilities that drive the growth of ICOP, consistent with the Company’s mission and objectives, and manages the Company’s product and technology roadmap. Mr. Nicholl holds a Bachelor of Science degree in Biochemistry and Molecular Biology from Boston University.

Advisory Board

In November 2005, we formed an Advisory Board of experts in the industries we serve.  The Advisory Board is currently made up of two persons, but we anticipate that we will have more members in the future.

Lou Anemone has served on our Advisory Board since November 2005.  Until his retirement in 1999, he was Chief Operating Officer of the New York City Police Department.  From December 2001 to May 2003, he was Director of Security for the New York Metropolitan Transportation Authority.  From November 1999 until October 2001, and since June 2003, Chief Anemone has owned and operated a law enforcement and counter-terrorism consulting company, Anemone Consulting, Inc.

Tully Plesser has served on our Advisory Board since August 2007.  He currently serves as Chairman of Consensus Research Group, a global strategic research and consulting organization headquartered in New York City with Research Centers in Philadelphia, Los Angeles, and Düsseldorf, Germany.

CORPORATE GOVERNANCE

Our Board and management are committed to effective corporate governance.  We have adopted Corporate Governance Guidelines, a Code of Ethics for our senior officers and a Code of Conduct for all officers and employees.  Those documents and the charters of our Audit Committee, Compensation and Incentive Plan Committee, and Governance and Nominating Committee may be found at the Corporate Governance section of our website at www.icop.com and are available in print to any shareholder who requests them.

Corporate Governance Guidelines

Our Corporate Governance Guidelines address a number of topics, including the structure and composition of our Board, qualifications for independent directors and Board committees, Board meeting procedures, Board duties and responsibilities, Board committees, and other matters.  Our Nominating and Governance Committee periodically reviews our Corporate Governance Guidelines to ensure their continued effectiveness.

Who are our independent directors and how was that determined?

Our Corporate Governance Guidelines and the governance rules of the Nasdaq Stock Market require that a majority of our directors be independent, as defined by the Nasdaq governance rules.  Our Board has determined that Mr. Ferguson, Mr. Koch and Mr. Mason are independent directors as defined in the Nasdaq governance rules.

How often did the Board meet in 2008?

Our Board of Directors met 18 times in 2008.  No director attended less than 100% of the meetings of the Board and committees on which he or she served.  Our directors discharge their duties throughout the year, not only at Board of Director and committee meetings, but also through personal meetings, actions by unanimous written consent and communication with members of management and others regarding matters of interest and concern to ICOP.

Do the independent directors hold regular executive sessions?

The independent directors meet regularly in separate sessions without management.  Mr. Ferguson serves as the presiding director at such meetings.

How are directors classified?

Our Board of Directors is divided into three classes as nearly equal in number as possible.  Each year the stockholders typically elect the members of one of the three classes to three-year terms of office.  Currently, Mr. Owen is serving a term as a Class B director that expires in 2010, Mr. Koch is serving a term as a Class A director that expires in 2011, and Ms. Owen and Mr. Mason are serving terms as Class C directors that expire in 2009.  Mr. Ferguson was selected by the Board to fill the vacancy created by the retirement of L. Derrick Ashcroft as a Class B director in August 2008.  Mr. Ferguson will be elected as a Class B director for a term that expires in 2010.

What committees has the Board established?

Our Board of Directors has three standing committees:  an Audit Committee, a Compensation and Incentive Plan Committee, and a Nominating and Governance Committee.  The charters of each of these committees are available on our website at www.icop.com.

Audit Committee.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements.  Specific responsibilities include the following:

•

selecting, hiring and terminating our independent auditors;

•

evaluating the qualifications, independence and performance of our independent auditors;

•

approving the audit and non-audit services to be performed by our independent auditors;

•

reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•

overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•

with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•

preparing the report that the SEC requires in our annual proxy statement.

Our Audit Committee is comprised of Messrs. Ferguson, Koch and Mason.  Mr. Ferguson serves as Chairman of the Audit Committee.  The Board has determined that all members of the Audit Committee are independent under the rules of the SEC and the Nasdaq Stock Market.  The Board has determined that Mr. Ferguson qualifies as an “audit committee financial expert,” as defined by the rules of the SEC.

The Audit Committee has sole authority to engage our independent registered public accounting firm to perform audit services (subject to shareholder ratification), audit-related services, tax services and permitted non-audit services and the authorization of the payment of fees therefor.  The independent registered public accounting firm reports directly to the Audit Committee and is accountable to the Audit Committee.

The Audit Committee has adopted policies and procedures for the pre-approval of the performance of services by our independent registered public accounting firm on behalf of the Company.

The Audit Committee has engaged Cordovano and Honeck LLP as the Company’s independent registered public accounting firm to audit our 2009 financial statements, subject to shareholder ratification.  See “Ratification of Appointment of Independent Registered Public Accounting Firm.”

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.  The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of Mr. Ferguson as an “audit committee financial expert” pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence.  Members of the Audit Committee rely without independent verification on the information provided to them and the representations made to them by management, and look to management to provide full and timely disclosure of all material facts affecting the Company.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, appropriate disclosure controls and procedures, appropriate internal control over financial reporting, or an appropriate internal audit function, or that the Company’s reports and information provided under the Exchange Act are accurate and complete.  Furthermore, the Audit Committee’s considerations and discussions referred to above and in its charter do not assure that the audit of the Company’s financial statements has been carried out in accordance with Public Company Accounting Oversight Board (“PCAOB”) rules, that the financial statements are free of material misstatement or presented in accordance with generally accepted accounting principles, that there were no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting, that the Company’s independent registered public accounting firm is in fact “independent,” or that the matters required to be certified by the Company’s Chief Executive Officer and Chief Financial Officer in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

The Audit Committee held 5 meetings in 2008.  All Audit Committee members attended all meetings of the Audit Committee.

Compensation and Incentive Plan Committee.  Our Compensation and Incentive Plan Committee assists our Board of Directors in determining the compensation of our officers, directors and employees.  Specific responsibilities include the following:

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approving the compensation and benefits of our executive officers;

•

reviewing the performance objectives and actual performance of our officers; and

•

administering our stock option and other equity compensation plans.

Our Compensation and Incentive Plan Committee is comprised of Messrs. Mason, Ferguson and Koch.  Mr. Mason serves as Chairman of the Compensation and Incentive Plan Committee.  The Board has determined that all members of the Compensation and Incentive Plan Committee are independent under the rules of the Nasdaq Stock Market.

The Compensation and Incentive Plan Committee has the authority to set the compensation of our CEO and to recommend to the Board the compensation and benefits of our other executive officers and non-employee directors, including the award of stock options and restricted stock to officers, employees and non-employee directors. The Committee does not delegate this function to any other persons. The Committee follows the procedures in its charter in making compensation decisions. In addition, the Committee evaluates compensation information about comparable companies provided by our CEO and in published compensation surveys. The Committee has not used the services of compensation consultants in making compensation awards. The Committee evaluates the performance of our CEO based on objective and subjective criteria adopted by the Committee, and obtains input and recommendations from our CEO regarding the performance of our other executive officers and the form and amount of compensation provided to our other executive officers. The Committee also establishes our compensation principles and policies in consultation with our CEO, and evaluates the extent to which compensation awards further those principles and policies.

The Compensation and Incentive Plan Committee held 5 meetings in 2008.  All Compensation and Incentive Plan Committee members attended all meetings of the Compensation and Incentive Plan Committee.

Nominating and Governance Committee.  Our Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our Corporate Governance Guidelines.  Specific responsibilities include the following:

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evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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evaluating stockholder nominees for election to our Board of Directors; and

•

evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee is comprised of Messrs. Koch, Ferguson and Mason.  Mr. Koch serves as Chairman of our Nominating and Governance Committee.  The Board has determined that all members of the Nominating and Governance Committee are independent under the rules of the Nasdaq Stock Market.

The Nominating and Governance Committee will evaluate director candidates recommended by shareholders on the same basis on which it evaluates its own nominees.  Shareholders must follow the procedures described in “May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?” in nominating candidates for election to the Board.

The Nominating and Governance Committee held 5 meetings in 2008.  All Nominating and Governance Committee members attended all meetings of the Nominating and Governance Committee.

How may stockholders communicate directly with the Board of Directors?

The Board has approved a formal policy for stockholders to send communications to the Board or its individual members.  Stockholders can send communications to the Board and specified individual directors by mailing a letter to the attention of the Board or a specific director at ICOP Digital, Inc., 16801 West 116th Street, Lenexa, Kansas 66219.

Neither the Board nor a specific director is required to respond to stockholder communications and when responding shall do so only in compliance with our Corporate Governance Guidelines.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics that applies to our senior officers (including our principal executive, financial and accounting officers), and a Code of Conduct that applies to our directors, employees and consultants.  The text of our Code of Ethics and Code of Conduct is available on our website at www.icop.com.  If disclosure of an amendment or waiver to our Code of Ethics is required under Form 8-K, we intend to satisfy such disclosure requirement by timely filing a Form 8-K or by posting such information on our website.

Section 16(a) beneficial ownership reporting compliance

We know of no deficiencies in compliance with Section 16(a) of the Exchange Act during 2008 by any of our executive officers or directors.

What is our policy about director attendance at annual stockholder meetings?

Our directors are encouraged, absent extenuating circumstances, to attend each annual meeting of stockholders.  All current directors attended the 2008 annual meeting.

AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s 2008 audited financial statements with management and the independent registered public accounting firm.  The committee discussed with the firm the matters required to be discussed in Statement of Auditing Standards No. 61, as amended, supplemented or superseded (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T and the rules of the SEC and Nasdaq.  This included a discussion of the firm’s judgments regarding the quality, not just the acceptability, of the Company’s accounting principles and the other matters required to be discussed with the committee under the rules of Nasdaq and the PCAOB.  In addition, the committee received from the independent accounting firm the written disclosure and letter required from the firm by applicable requirements of the PCAOB regarding the firm’s communication with the Audit Committee concerning its independence, and has discussed with the independent accounting firm the firm’s independence from management and the Company.

The committee discussed with management and the firm the overall scope and plans for the audit of the financial statements.  The committee meets periodically with management and the independent registered public accounting firm to discuss the results of their audits, the Company’s disclosure controls and procedures, internal control over financial reporting and internal audit function, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with management and the independent registered public accounting firm the critical accounting policies of the Company, the impact of those policies on the 2008 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2008 financial statements if different accounting policies had been applied.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board Directors, and the Board approved, that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

By the Audit Committee:

Bryan Ferguson

Noel Koch

Roger L. Mason

This Audit Committee report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

RELATED PARTY TRANSACTIONS

In March 2008, we purchased land for $900,000.  The seller of this land hired and paid a 6% commission to its representative broker, of which our director, Roger L. Mason, is a 25% partner.  The Audit Committee determined this transaction did not impair Mr. Mason’s independence to serve on our Audit Committee.  This transaction was approved by a majority of our independent directors who did not have an interest in the transaction.

All transactions with our officers, directors or greater than five percent stockholders are on terms no less favorable to us than could be obtained from independent third parties, and are reviewed and subject to approval by our Audit Committee.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by our principal executive officer (“PEO”), our former principal financial officer (“PFO”), our other most highly compensated executive officer who was serving as executive officer as of the end of our last fiscal year, and one individual for whom disclosure would have been provided but for the fact that he was not serving as an executive officer as of the end of our last fiscal year (the “Named Executive Officers”).

Summary Compensation Table for 2008 and 2007

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Options Awards ($) (2)		All Other Compensation ($)		Total ($)
David C. Owen	2008	$220,374	$-	$(19,636)	(3)	$13,564	(4)	$214,302
Chief Executive Officer	2007	220,834	373,567	79,250		17,455	(5)	$691,106
Laura E. Owen	2008	178,275	-	(15,501)	(6)	17,608	(7)	$180,382
President, Chief Operating Officer	2007	189,072	373,567	79,250		18,005	(8)	$659,894
Derick Shupe (9)	2008	135,096	-	14,381		2,333	(10)	$151,810
Former Chief Financial Officer								$-
Tom Tougas (11)	2008	163,799	-	-		-		$163,799
Director of Engineering	2007	23,894	-	-		-		$23,894

(1)

Represents the cash bonus paid equal to the income tax cost on the restricted common stock awarded becoming unrestricted.

(2)

The amounts recognized are reflected in the share-based compensation expense as disclosed in Note 5: Shareholders’ Equity in our financial statements for the fiscal year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards No. 123R, Share-Based Payment (“SFAS No. 123R”).  In conjunction with the provisions of SFAS 123R, we amortize compensation expense for the grant date fair value of option awards evenly over the vesting period using the straight-line method.

(3)

On July 10, 2008, 50,000 options to purchase shares of common stock at $5.85 per share, 50,000 options to purchase shares of common stock at $6.80 per share and 100,000 shares of restricted stock were cancelled in exchange for 200,000 options to purchase common stock at $1.39 per share.

(4)

Includes auto allowance of $4,714 and 401(k) Company contribution of $8,850.

(5)

Includes auto allowance of $8,139 and 401(k) Company contribution of $9,316.

(6)

On July 10, 2008, 37,500 options to purchase shares of common stock at $5.85 per share, 50,000 options to purchase shares of stock at $6.80 per share and 100,000 shares of restricted stock were cancelled in exchange for 200,000 options to purchase common stock at $1.39 per share.

(7)

Includes auto allowance of $10,200 and 401(k) Company contribution of $7,408.

(8)

Includes auto allowance of $10,200 and 401(k) Company contribution of $7,805.

(9)

Mr. Shupe resigned in February 2009. All stock options held by Mr. Shupe were forfeited following his resignation.

(10)

Includes 401(k) Company contribution.

(11)

Mr. Tougas resigned in October 2008.

Option Exercises and Holdings

The following table sets forth, as to those Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2008, and the number of shares of common stock received upon exercise of options during the last fiscal year.

Outstanding Equity Awards at December 31, 2008

	Option Awards
	Number of Securities Underlying				Exercise	Option
Name and	Unexercised Options (#)				Price ($)	Expiration
Principal Position	Exercisable		Unexercisable		(1)	Date
David C. Owen	100,000		-		5.85	12/31/2012
Chief Executive Officer	50,000		-		5.50	12/31/2014
	200,000		-		5.85	12/31/2015
	200,000	(2)	-		1.39	7/9/2018
Laura E. Owen	100,000		-		5.85	12/31/2012
President, Chief Operating Officer	50,000		-		5.50	12/31/2014
	100,000		-		5.85	12/31/2015
	200,000	(3)	-		1.39	7/9/2018
Derick Shupe (4)	4,000	(5)	6,000	(5)	8.31	12/31/2012
Former Chief Financial Officer	4,000	(5)	6,000	(5)	6.80	8/8/2012
Tom Tougas (6)	12,000	(7)	8,000	(7)	6.00	12/31/2012
Director of Engineering	5,000	(7)	-		2.12	12/31/2008

(1)

In 2006, we cancelled option awards for 600,000 shares of common stock having exercise prices ranging from $6.45 to $10.00 and reissued the same number of option awards with an exercise price of $5.85 per share.

(2)

On July 10, 2008, 50,000 options to purchase shares of common stock at $5.85 per share, 50,000 options to purchase shares of common stock at $6.80 per share and 100,000 shares of restricted stock were cancelled in exchange for 200,000 options to purchase common stock at $1.39 per share.

(3)

 On July 10, 2008, 37,500 options to purchase shares of common stock at $5.85 per share, 50,000 options to purchase shares of stock at $6.80 per share and 100,000 shares of restricted stock were cancelled in exchange for 200,000 options to purchase common stock at $1.39 per share.

(4)

Mr. Shupe resigned in February 2009.

(5)

Option awards were forfeited upon Mr. Shupe’s resignation.

(6)

Mr. Tougas resigned in October 2008.

(7)

All option awards were forfeited following Mr. Tougas’ resignation.

Employment Agreements

David C. Owen, our Chief Executive Officer, is employed pursuant to an Executive Employment Agreement dated August 10, 2006, as amended and restated effective March 16, 2008 and December 17, 2008, with annual compensation of $225,000 per year. On each anniversary of the agreement, commencing on March 16, 2009, one year will be added to the term of Mr. Owen’s employment with us so that as of each anniversary of the agreement, the term of Mr. Owen’s employment will be two years.

The agreement provides for increases in the base salary at the discretion of our Board of Directors. The agreement notwithstanding, effective October 20, 2004, Mr. Owen voluntarily agreed to reduce his salary to $125,000 annually until we reached accumulated gross revenues of $8 million, at which time his salary was to be restored to $225,000 and accrued but unpaid salary and other compensation (which totaled approximately $115,000) would be paid in full. The $8 million threshold was achieved in December 2006, Mr. Owen received payment of the unpaid compensation, and his salary was restored to $225,000 effective January 1, 2007. The agreement further provides that Mr. Owen is entitled to participate in our stock option and 401(k) plans, to receive a monthly car allowance of $850 or a company-provided vehicle, to be covered by our health insurance pl an and to reimbursement of reasonable out-of-pocket expenses. The agreement is renewable by mutual agreement.

Laura E. Owen, our President, Chief Operating Officer and Corporate Secretary, is employed pursuant to an Executive Employment Agreement dated August 10, 2006, as amended and restated effective March 16, 2008 and December 17, 2008, with annual compensation of $175,000 per year. On each anniversary of the agreement, commencing on March 16, 2009, one year will be added to the term of Ms. Owen’s employment with us so that as of each anniversary of the agreement, the term of Ms. Owen’s employment thereunder will be two years.

The agreement notwithstanding, effective October 20, 2004, Ms. Owen voluntarily agreed to reduce her annual salary to $125,000 until we reached accumulated gross revenues of $8 million, at which time her salary would be restored to $175,000 and accrued but unpaid salary and other compensation (which totaled approximately $83,000) would be paid in full. The $8 million threshold was achieved in December 2006, Ms. Owen received payment of the unpaid compensation and her salary was restored to $175,000 effective January 1, 2007. The agreement further provides that Ms. Owen is entitled to participate in our stock option and 401(k) plans, to receive a monthly car allowance of $850 or a company-provided vehicle, to be covered by our health insurance plan and to reimbursement of reasonable out-of-pocket expenses. The agreement is renewable by mutual agreement.

On July 10, 2008, Mr. Owen and Ms. Owen were each granted 200,000 options to purchase shares of common stock at an exercise price of $1.39 per share, the closing price of our common stock on July 10, 2008, as reported on the Nasdaq Stock Market. These options are immediately exercisable, expire on July 9, 2018, and were granted pursuant to, and are subject to the terms, conditions and forfeiture provisions of, our 2002 Stock Option Plan. We granted these options in exchange for (i) Mr. Owen’s agreement to cancel 100,000 unvested shares of restricted stock, 50,000 options to purchase shares of common stock at $5.85 per share and 50,000 options to purchase shares of common stock at $6.80 per share, and (ii) Ms. Owen’s agreement to cancel 100,000 unvested shares of restricted stock, 37,500 options to purchase shares of common stock at $5.85 per share and 50,000 options to purchase shares of common stock at $6.80 per share.

If Mr. Owen or Ms. Owen retires or is terminated for any reason, or upon the occurrence of a change of control or a material change in the duties or location of Mr. Owen or Ms. Owen's employment, he or she will be entitled to receive severance benefits, including (i) payment of an amount equal to the sum of 24 months of his or her base salary plus the average annual bonus amount for the 3 prior years, (ii) continuation of life, medical, dental and disability coverage for the longer of 24 months or the age he or she reaches the minimum age necessary to qualify for health insurance benefits under Medicare, (iii) receipt of vested benefits owing to him or her under any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Company, and (iv) immediate vesting of any unexercised stock options granted and held by Mr. Owen or Ms. Owen.

If a Company executive's employment terminates as a result of his or her death or disability, or upon a change of control, all or a portion of any unvested stock options granted to such executive may be subject to accelerated vesting in accordance with the terms of the 2002 Plan or any applicable employment, stock option, separation or severance agreement.

Director Compensation for 2008

Name	Fees Earned or Paid in Cash	Options Outstanding (1)
L. Derrick Ashcroft (2)	$ 7,250	30,000
Bryan Ferguson	$ 8,300	25,000
Noel Koch	$ 12,750	30,000
Roger Mason	$ 12,750	30,000

(1)

As of December 31, 2008.

(2)

Mr. Ashcroft retired from the Board in August 2008.

Each non-employee director receives cash compensation in the form of Board and committee meeting fees.  Currently, each of our non-employee directors is entitled to receive $500 for attendance at each meeting of the Board and $500 for attendance at each meeting of a Board committee.  Telephonic attendance fees are $250.  In addition, each committee chairman is entitled to receive $1,500 for each Board committee meeting that he attends as committee chairman.  In 2007, in addition to fees, each non-employee director received options to purchase 15,000 shares as consideration for Board and committee service.

Stock Option Repricing

On June 12, 2009, our Compensation and Incentive Plan Committee authorized the repricing (“Repricing”) of an aggregate of 1,282,500 stock options previously issued to our employees, officers and independent directors pursuant to the 2002 Plan (the “options”).  As a result, the exercise price of the options was reduced to $0.45 per share.  There was no change in the number of shares subject to each option, nor any change in the vesting or other terms.  The Repricing was implemented to realign the value of the options with their intended purpose, which is to retain and motivate our employees, officers and directors.  Prior to the Repricing, the option exercise prices were well above the recent trading prices of our common stock on the Nasdaq Stock Market.  The closing price of our common stock on June 12, 2009, as reported by the Nasdaq Stock Market, was $0.45 per share.

Our executive officers and independent directors participated in the Repricing on the same terms as our employees.

Our equity compensation plan is designed to attract, retain and motivate high quality officers, directors and employees in a fast-moving and competitive industry.

We are a relatively young company that has invested heavily in developing sophisticated, high technology products for the protection of people, property and places.  Our industry is intensely competitive, requiring us to compete with companies having significantly greater revenues, profits and name recognition than ICOP.  To enable us to compete in this market, we require highly capable technical and sales personnel, and experienced, well-connected directors and Advisory Board members.  Like many high technology growth companies, equity compensation has been a significant component of our total compensation program to attract and retain talented people, many of whom have opportunities with larger companies.  We have also used equity compensation to supplement the very modest cash compensation we are able to pay to our executive officers and independent directors. High quality independent directors are imperative in helping us open new markets and capitalize on opportunities.

Like many companies, we have experienced a significant decline in our stock price over the last year in light of the current global financial and economic crisis.  In addition, we have incurred continuing operating losses since inception as we have developed our product line and built customer loyalty with law enforcement agencies across the United States.  We have announced exciting new products and significant potential opportunities in the Middle East and Mexico, and plan on announcing additional potential opportunities in the near future.  Nevertheless, our stock price has continued to decline.  The sustained decline in our stock price has significantly weakened the recruitment and retention value of a major component of our compensation structure.  We believe that had we not implemented the Repricing, it would have become increasingly more challenging to attract and retain the talent required to grow our Company and achieve profitability.

We believe that to be successful, our employees need to think like owners, and that an effective and competitive incentive program is imperative for the growth and success of our business.  Consistent with this philosophy, our equity program continues to be broad-based.  We believe this broad-based equity program provides us with a competitive advantage, particularly in our efforts to hire and retain top talent in a highly competitive, high technology industry.

Due to the significant decline of our stock price during the last year, our officers, directors and many of our employees held stock options with exercise prices significantly higher than the current market price of our common stock.  For example, the closing price of our common stock on the Nasdaq Stock Market on June 12, 2009, was $0.45, whereas the weighted average exercise price of all outstanding options held by our officers, directors and employees on that date was $4.01.  As of June 12, 2009, all of the outstanding options held by our officers, directors and employees were underwater.  Although we continue to believe that equity awards are an important component of our employees’ total incentive benefits and provide us with a competitive advantage, we also believe that many of our employees viewed their options as having little or no value due to the significant difference between the exercise prices and the current market price of our common stock.  The market for key employees remains extremely competitive, notwithstanding the current economic turmoil.  Yet for many employees, we believe that the underwater options were no longer effective at providing the incentives that our Board and Compensation and Incentive Plan Committee believe are necessary to motivate and retain them.

Although it was not likely any of the underwater options would have been exercised in the foreseeable future, we have continued to incur noncash compensation expense for the underwater options.  Without the Repricing, based upon the Black-Scholes valuation method, we would have continued to incur noncash compensation expense of approximately $197,000 per year for a period of 1.3 years (vesting life), the remaining life for underwater options that were unlikely to be exercised and thus of no benefit to our officers, directors, employees or the Company.  Unless our stock price dramatically increases, we believe it is unlikely that any of the underwater options would be exercised.  We believe it is not an efficient use of Company resources to recognize compensation expense on options that have little or no retention value because they are underwater.

We expect to incur only approximately $88,000 in additional noncash compensation expense for a period of 1.3 years, or an increase in noncash compensation expense of only 3%, as a result of the Repricing.

We believe the Repricing was in the best interest of our stockholders because:

•

The Repricing will drive improved retention and motivation of our officers, directors and employees.

•

Instead of simply issuing new options to officers, directors and employees with a lower exercise price, which would have increased stock overhang and stockholder dilution, we kept the same number of options and reduced the exercise price to increase the likelihood of their exercise if our stock price improves.

•

We are giving our officers, directors and employees a meaningful, significant and renewed stake in our future success, which we believe more closely aligns the interests of our offices, directors and employees with the interests of our stockholders.

•

We are recapturing the compensation expense from the options and incurring additional noncash compensation expense of only approximately $88,000 over the remaining life of the options.

The table below shows the number of underwater options that were repriced, the weighted average exercise price for the underwater options, and the new weighted average exercise price for the repriced options:

	Number of Participants	Aggregate Number of Options	Weighted Average Exercise Price Before Repricing	Weighted Average Exchange Price After Repricing
Officers	3	910,000	3.79	$0.45
Non-Officer Employees\Other	25	345,000	4.12	$0.45
Directors	3	85,000	5.88	$0.45

Federal Income Tax Consequences of Stock Option Repricing

Although the taxation impact to the Company for the stock option Repricing is expected to be minimal beyond the impact of any change in the deductible component for noncash compensation expenses in recognition of the valuation change for underwater options set forth above, the option Repricing determination could have a potential tax effect on each of the eligible participants under the 2002 Plan.

The most significant changes and impact to affected participants are due to the 2002 Plan’s status as a statutory “Incentive Stock Option” arrangement under Code Section 422.  Under current IRS guidelines, a stock option repricing is generally considered as a grant of new options, and thus the “disqualifying disposition” holding period, and other applicable requirements under Section 422 were restarted as of the date of the option Repricing.  However, for purposes of Code Section 422 requirements that limit the annual amount that can be exercised to $100,000 per year, both the “cancelled” and “replacement” options will be counted for purposes of satisfying the annual exercise limit each year, in comparison to the applicable fair market value during that period.

Code Section 162(m), could also have an impact on applicable executive compensation should such amounts, including any exercised stock option amounts during that period, reach or exceed $1 million.  At the present time, the impact of these deduction limitations on executive compensation is expected to be minimal.  Moreover, even though the option Repricing could be considered a modification of a previous stock option award arrangement, any applicable impact of Code Section 409A on “nonqualified deferred compensation arrangements” generally should not be applicable due to the Repricing of all options to the current fair market value of the underlying stock at the date of the Repricing.  Under such circumstances, the final regulations under Code Section 409A make clear that such Repricing is treated as an award of a new option that is otherwise exempt from Code Section 409A.

PRINCIPAL STOCKHOLDERS

Set forth below is information regarding the beneficial ownership of our common stock, as of June 23, 2009 by (i) each person whom we know owned, beneficially, more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all of the current directors and executive officers as a group.  We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed.  Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares beneficially owned.  Shares issuable upon exercise of options or warrants currently exercisable or exercisable within 60 days of June 23, 2009 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage
Named Executive Officers and Directors
David C. Owen	1,284,002(2)	7.5%
Laura E. Owen	1,284,002(2)	7.5%
Derick Shupe	4,902(3)	*
Roger L. Mason	95,000(4)	*
Bryan Ferguson	11,000(5)	*
Noel Koch	35,800(6)	*

All directors and officers as a group (eight persons)	1,434,704	8.3%

(1)

Except as otherwise noted, the address of all persons named in this table is:  c/o ICOP Digital, Inc., 16801 West 116th Street, Lenexa, Kansas 66219.

(2)

Mr. Owen and Ms. Owen beneficially own the following securities:  nonstatutory options held by Owen Enterprises, LLC to purchase 100,000 shares of common stock; nonstatutory options held by Mr. Owen to purchase 450,000 shares of common stock; and nonstatutory options held by Ms. Owen to purchase 350,000 shares of common stock.  In addition to options, Mr. and Ms. Owen beneficially own:  263,602 shares of common stock held by David & Laura Owen Trust dated 6/4/97; 60,400 shares of common stock held by Owen Enterprises, LLC; 25,000 shares of common stock held by Owen & Associates, Inc. Profit Sharing Plan; 5,000 shares of common stock held by DBM, LP; 5,000 shares of common stock held by Emerson B. Wells, LP; 25,000 shares of common stock held by MDN, LP.

(3)

Consists of 4,804 shares of common stock.  Mr. Shupe resigned in February.

(4)

Consists of 60,000 shares of common stock, and a warrant to purchase 5,000 shares of common stock and options to purchase 30,000 shares or common stock that are exercisable within 60 days of June 23, 2009.

(5)

Consists of 1,000 shares of common stock and options to purchase 10,000 shares of common stock that are exercisable within 60 days of June 23, 2009.

(6)

Consists of 800 shares of common stock, and a warrant to purchase 5,000 shares of common stock and options to purchase 30,000 shares of common stock that are exercisable within 60 days of June 23, 2009.

PROPOSAL NO. 1
ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors has nominated Bryan Ferguson to serve as a Class B director for a term expiring at the 2010 Annual Meeting, and Laura E. Owen and Roger L. Mason to serve as Class C directors for a term expiring at the 2012 Annual Meeting, or until their successors are elected and qualified.

Vote Required

The candidate for Class B director receiving the highest number of votes cast in favor of his election shall be elected as a Class B director.  The two candidates for Class C director receiving the highest number of votes cast in favor of their election shall be elected as Class C directors.

Recommendation

The Board recommends that stockholders vote FOR the election of Mr. Ferguson, Ms. Owen and Mr. Mason.

Unless marked otherwise, proxies received will be voted FOR the election of all three nominees.

* * * * *

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO 2002

AMENDED AND RESTATED STOCK OPTION PLAN

On June 16, 2009, the Board of Directors approved, subject to stockholder approval, an amendment to the Amended and Restated 2002 Stock Option Plan (the “2002 Plan”) which increases the maximum number of aggregate shares of common stock reserved for issuance of all Awards under the 2002 Plan to 4,000,000 shares, and which also increases the maximum number of shares reserved for issuance as Incentive Stock Options (“ISOs”) under the 2002 Plan to 2,000,000, with said ISO maximum being a portion of the maximum aggregate number of shares of common stock reserved for all Awards under the 2002 Plan.  The Board approved the amendment of the 2002 Plan because it believes that the number of shares currently available under the 2002 Plan is not sufficient to satisfy the Company’s incentive compensation needs.

The 2002 Plan was originally allocated 500,000 shares of common stock for Awards, as adjusted for stock splits, stock dividends and other changes in capitalization occurring after the original effective date of the 2002 Plan.  However, the number of shares of common stock reserved for Awards automatically increases on each anniversary of the effective date of the 2002 Plan by an amount equal to 0.5% of the then issued and outstanding shares of the Company’s common stock.  The 2002 Plan originally required that no more than 300,000 shares of common stock available for Awards to be issued in connection with the exercise of ISOs, as adjusted for stock splits, stock dividends and other changes in capitalization occurring after the original effective date of the 2002 Plan.  On November 20, 2005 and August 10, 2006, the Board

of Directors and stockholders, respectively, approved an increase in the number of shares of common stock reserved for Awards under the 2002 Plan to 1,500,000.

At the 2008 annual meeting of stockholders, our stockholders approved an amendment to the 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance under the 2002 Plan to 2,036,346 shares, which also increased the maximum number of shares reserved for issuance as ISOs under the 2002 Plan to 1,200,000.

After the 2002 Plan was amended last year, the maximum number of aggregate shares of common stock reserved for issuance under the 2002 Plan represented approximately 27% of the total number of shares of common stock then outstanding, without taking into account any outstanding but unexercised common stock purchase warrants.  Since the date of the 2008 Annual Meeting, the number of shares of common stock of the Company issued and outstanding has increased from 7,462,937 shares to 16,276,232 shares (or approximately 118%) as a result of (1) our recently completed public offering of 747,500* Units, each containing 12 shares of common stock and 12 common stock purchase warrants for a total of 8,970,000 additional shares of common stock outstanding, (2) the exercise by the underwriter of the public offering of an over-allotment option to purchase an additional 97,500 Units, consisting of 1,170,000 shares of common stock and 1,170,000 common stock purchase warrants, and (3)  19,840 shares of common stock purchased by employees under our Employee Stock Purchase Plan.  The foregoing share amounts do not take into consideration any outstanding but unexercised stock options or warrants.

Like many high technology growth companies, ICOP uses stock options to attract and retain high quality officers, directors and employees.  Based upon our prior history, our officers, directors and employees have expected that the total option pool available for Awards under the 2002 Plan would constitute approximately 25% of the total number of shares of common stock issued and outstanding.  To continue to meet this expectation and enable ICOP to attract and retain talented people in a highly competitive market, the Board considered it would be in the best interest of our stockholders to increase the size of the potential option pool to keep pace with the increase in our shares of common stock outstanding.  If our stockholders approve Proposal 2 and increase the maximum number of aggregate shares of common stock reserved for issuance of all Awards under the 2002 Plan to 4,000,000 shares, the maximum number of aggregate shares reserved for all Awards under the 2002 Plan would represent approximately 24.5% of the total number of shares of common stock issued and outstanding as of June 23, 2009.

As of June 23, 2009, 1,365,000 shares of common stock were covered by outstanding Awards granted under the 2002 Plan.  As of June 23, 2009, after taking the Repricing into effect, the aggregate market value of the securities underlying all outstanding Awards under the 2002 Plan was $2,363,359.  To the extent there are Awards granted, if any, in excess of the then-existing pool of reserved shares, such shares were granted contingent on obtaining stockholder approval for the increase and, according to the terms of the 2002 Plan, any shares issued upon exercise of such Awards are to be held in escrow until stockholder approval is obtained, if necessary.

*Includes the 15% over allotment option of the Firm Units sold.

The Board of Directors considered the increase necessary to ensure that the 2002 Plan will continue to have the capacity to support future needs of the Company.  The Board believes that the increase and the approval of the proposed amendment will be beneficial to the Company as it will allow us greater flexibility to incorporate equity components into compensation arrangements, which will assist us in the recruitment and retention of quality people and enable us to remain competitive for talented officers, directors and employees.

The Board of Directors has proposed amending the 2002 Plan to increase the maximum number of aggregate shares of common stock reserved for issuance of all Awards under the 2002 Plan to 4,000,000, subject to the annual increase of 0.5% of the Company’s issued and outstanding shares on each anniversary of the 2002 Plan’s effective date.  The Board has further proposed amending the 2002 Plan to increase the maximum number of shares of common stock reserved for issuance of Awards in the form of ISOs to 2,000,000, with said ISO maximum being a portion of the maximum aggregate number of shares of common stock reserved for all Awards under the 2002 Plan.

Summary of Amended and Restated 2002 Stock Option Plan

The following is brief summary of the Amended and Restated 2002 Stock Option Plan, a copy of which is included as Appendix A to this proxy statement.

Plan Administration

The 2002 Plan is administered by the Compensation and Incentive Plan Committee (the “Committee”).  The Committee currently consists of our three independent directors.  The Committee has the authority to adopt such rules or guidelines as it deems appropriate to implement the 2002 Plan.  Any action taken by the Committee with respect to the implementation, interpretation or administration of the 2002 Plan shall be final, conclusive and binding.

Subject to any applicable limitations contained in the 2002 Plan, the Committee has the authority to (a) select the employees, outside directors and consultants who are to receive Awards under the 2002 Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the 2002 Plan and (d) make all other decisions relating to the operation of the 2002 Plan.  Among other things, the Committee has the authority to effect the cancellation and regrant of any or all outstanding Awards.

The 2002 Plan provides that appropriate adjustments shall automatically be made to the 2002 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations and other similar changes in capitalization.  The 2002 Plan also contains provisions addressing the consequences of any change in control, which is defined as (a) the consummation of a stockholder-approved merger or consolidation of the Company in which (i) the Company is not the surviving entity or (ii) securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different than those holding those securities immediately prior to such transaction; (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (c) a change in the composition of the Board over an 18-month period, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company continuously since the beginning of such period or (ii) have been unanimously elected or nominated by the Board for election as directors during such period; or (d) any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 30% of the total combined voting power represented by the Company’s then outstanding voting securities.

Types of Awards

The 2002 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options, restricted stock and other stock-based awards as described below (collectively, “Awards”).

Incentive Stock Options and Nonqualified Stock Options

Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant.  An option may be either an ISO or a nonqualified stock option (“NSO”).  ISOs may be granted at an exercise price equal to or greater than the fair market value of the common stock on the date of grant (but no such restriction exists in the case of an NSO).  All ISOs must be exercised within (i) five years of the grant thereof in the case of optionees holding 10% or more of the voting power of the Company, and (ii) ten years of the grant thereof in the case of optionees other than those holding 10% or more of the voting power of the Company.  Options may not be granted for a term in excess of ten years.  The Committee may at any time and in its discretion accelerate the vesting of any option by giving written notice to the optionee.  Furthermore, if there is a change of control of the Company, as that term is defined in the 2002 Plan, the vesting of all outstanding options shall automatically accelerate and all such options would become immediately exercisable.  The 2002 Plan permits payment of the exercise price of options by cash or cash equivalents, surrender of common stock already owned by the optionee, a “cashless exercise,” a recourse promissory note, or in any other form of payment that the Committee deems appropriate.

Restricted Stock

An award of Restricted Stock entitles recipients to acquire shares of restricted common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient if the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such Award.  The award may be subject to vesting requirements and the Committee may accelerate vesting in its discretion.  Furthermore, if there is a change of control of the Company, the vesting of all outstanding restricted stock awards shall automatically accelerate.

Amendment and Termination

The Board may, at any time and for any reason, amend, suspend or terminate the 2002 Plan.  An amendment of the 2002 Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules, including the rules of the Nasdaq Stock Market.  No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

Shares Available for Grants

As of August 7, 2008, 2,036,346 shares were reserved for issuance as Awards under the 2002 Plan.  However, the number of shares reserved automatically increases on each anniversary of the effective date of the 2002 Plan by an amount equal to 0.5% of the then issued and outstanding shares of the Company’s common stock.  As of June 23, 2009, 2,149,192 shares were reserved for issuance of Awards under the Plan.  Awards made in excess of the maximum number of aggregate shares of common stock reserved for Awards, if any, were granted contingent on obtaining stockholder approval for the increase that is the subject of this Proposal 2; and, according to the terms of the 2002 Plan, any shares of common stock issued in connection with such an Award are to be held in escrow until stockholder approval is obtained.

Eligibility

Employees and consultants of the Company or its subsidiaries and the Company’s directors are eligible for Awards under the 2002 Plan.  Under current law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries.  At December 31, 2008, approximately 62 persons were eligible to participate in the 2002 Plan.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2002 Plan.  This summary is based on the federal tax laws in effect as of the date of this proxy statement.  In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.  The 2002 Plan provides that no Award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A.  Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an ISO.  Also, except as described below, a participant will not have income upon exercise of an ISO if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option.  If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.”  The exercise of an ISO may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an ISO at a profit (if sales proceeds exceed the exercise price).  The type of income will depend on when the participant sells the stock.  If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain.  If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain.  This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.  If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss.  This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options

A participant will not have income upon the grant of a NSO.  A participant will have compensation income upon the exercise of a NSO equal to the value of the stock on the day the participant exercised the option less the exercise price.  Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.  This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant.  If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price.  When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.  If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price.  When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date.  Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2002 Plan will vary depending on the specific terms of such Award.  Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Tax Consequences to the Company

The Company will incur compensation expense for ISOs, NSOs and restricted stock awards.  There will be no tax consequences to the Company other than the Company being entitled to a deduction when a participant has compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing is only a summary of the federal income taxation of Awards granted under the 2002 Plan.  Reference should be made to the applicable provisions of the Code.  This Summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged the registered public accounting firm of Cordovano and Honeck LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2009.  Cordovano and Honeck LLP audited our financial statements for the years ended December 31, 2008 and 2007.

Fees paid to Cordovano and Honeck LLP during 2008 and 2007 were as follows:

	2008	2007
1) Audit fees	$35,903	$50,773
2) Audit related fees	$14,258	7,740
3) Tax fees	-	-
4) All other fees	-	-

Representatives of Cordovano and Honeck LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.  Under the policy, pre-approval is detailed as to the scope and fees to be associated with the services.  The Audit Committee may delegate pre-approval authority to one or more of its independent members.  Such member must report any decisions to the Audit Committee at the Committee’s regularly scheduled meetings.

OTHER MATTERS

Management does not know of any other matters to be brought before the annual meeting of stockholders.  If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

/s/ David C. Owen

David C. Owen

Chairman, Chief Executive Officer and Director

July 2, 2009

APPENDIX A

ICOP DIGITAL, INC.

AMENDED AND RESTATED 2002 STOCK OPTION PLAN

ARTICLE I

PURPOSE

The purpose of the ICOP Digital, Inc. Stock Option Plan (the “Plan”) is to attract and retain directors, officers, other employees and consultants of ICOP Digital, Inc. and its subsidiaries (collectively the “Company”) and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.

ARTICLE II

STRUCTURE OF THE PLAN

The Plan is divided into three separate programs:

A.

The Discretionary Stock Option Grant Program under which eligible persons may, at the discretion of the Committee or the Board, be granted Stock Options;

B.

The Restricted Stock Program under which eligible persons may, at the discretion of the Committee or the Board, be granted rights to receive shares of Common Stock, subject to certain restrictions; and

C.

The Supplemental Bonus Program under which eligible persons may, at the discretion of the Committee or the Board, be granted a right to receive payment, in cash, shares of Common Stock, or a combination thereof, of a specified amount.

ARTICLE III

DEFINITIONS

As used in this Plan:

“10% Stockholder” shall mean any owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

“Award” shall mean a grant made under this Plan in the form of Stock Options, Restricted Stock or Supplemental Bonuses.

“Board” shall mean the Company’s Board of Directors.

“Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

1.

The acquisition, directly or indirectly by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Company’s outstanding securities;

2.

A change in the composition of the Board over a period of eighteen (18) consecutive months or less such that fifty percent (50%) or more of the Board members cease to be directors who either (A) have been directors continuously since the beginning of such period or (B) have been unanimously elected or nominated by the Board for election as directors during such period;

3.

A stockholder-approved merger or consolidation to which the Company is a party and in which (A) the Company is not the surviving entity or (B) securities possessing more than thirty percent (30%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

4.

The sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable.

“Common Stock” shall mean the Company’s common stock, .01 par value.

“Company” shall mean ICOP Digital, Inc., a Colorado corporation.

“Date of Grant” shall mean the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

“Employee” shall mean an individual who is in the employ of the Company or any Subsidiary.

“Employee Committee” shall mean a committee composed of at least one member of the Board of Directors who may, but need not, be a Non-Employee Director. The Employee Committee is empowered hereunder to grant Awards to Eligible Employees who are not directors or “officers” of the Company as that term is defined in Rule 16a-1(f) of the Exchange Act nor “covered employees” under Section 162(m) of the Code, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1.

If the Common Stock is at the time listed on any stock exchange, or traded on the NASDAQ National Market, or any other securities trading market that reports daily the closing selling price per share of Common Stock, the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the stock exchange or other securities trading market determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted on such exchange or trading market.

2.

If there is no closing selling price for the Common Stock on the date in question, or if the Common Stock is neither listed on a stock exchange or traded on a securities trading market that reports daily the closing selling price per share of the Common Stock, then the Fair Market Value shall be deemed to be the average of the representative closing bid and asked prices on the date on question as reported by the NASDAQ Stock Market or other reporting entity selected by the Committee.

3.

In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock shall be determined, in good faith, by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

“Incentive Plan Committee” shall mean a committee consisting entirely of Non-Employee Directors of the Board, who are empowered hereunder to take all action required in the administration of the Plan and the grant and administration of Awards hereunder. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16(a) 3 or any successor rule promulgated under the Exchange Act. Members of the Incentive Plan Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. Notwithstanding the foregoing, at any time that there are fewer than two Non-Employee Directors on the Board or when no Incentive Plan Committee has been appointed by the Board, all powers of the Incentive Plan Committee shall be vested in the Board.

“Incentive Stock Option” shall mean a Stock Option that (i) qualifies as an “incentive stock option” under Section 422 of the Code or any successor provision; and (ii) is intended to be an incentive stock option.

“Non-Employee Director” shall mean a director of the Company who meets the definition of (i) a “non-employee director” set forth in Rule 16b-3 under the Exchange Act, as amended, or any successor rule; and (ii) an “outside director” set forth in Treasury Regulation 1. 162-27, as amended, or any successor rule.

“Non-Statutory Option” shall mean a Stock Option that (i) does not qualify as an “incentive stock option” under Section 422 of the Code or any successor provision; or (ii) is not intended to be an incentive stock option.

“Optionee” shall mean the person so designated in an agreement evidencing an outstanding Stock Option.

“Option Price” shall mean the purchase price payable by a Participant upon the exercise of a Stock Option.

“Participant” shall mean a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time a director, officer or other Employee of the Company or any Subsidiary; (ii) is at that time a consultant or other independent advisor who provides services to the Company or a Subsidiary; or (iii) has agreed to commence serving in any capacity set forth in (i) or (ii) of this definition.

“Plan” shall mean the Company’s Stock Option Plan as set forth herein.

“Plan Effective Date” shall mean June 19, 2002, the date on which this Plan was approved by the Company’s Board of Directors.

“Redemption Value” shall mean the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

“Restricted Stock” shall mean shares of Common Stock granted under Article VII that are subject to restrictions imposed pursuant to said Article.

“Retirement” shall mean the voluntary termination of employment due to attainment of the age of sixty-five (65) years.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor thereto.

“Stock Option” shall mean a right granted under the Plan to a Participant to purchase Common Stock at a stated price for a specified period of time.

“Subsidiary” shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options,

“Subsidiary” means any subsidiary corporation of the Company as defined in Section 424(f) of the Code.

“Supplemental Bonus” shall mean the right to receive payment in cash of an amount determined pursuant to Article IX of this Plan.

“Term” shall mean the length of time during which a Stock Option may be exercised.

ARTICLE IV

ADMINISTRATION OF THE PLAN

A.

Delegation to the Committee.  This Plan shall be administered by the Incentive Plan Committee. References herein to the “Committee” shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable. References herein to the Incentive Plan Committee refer solely to the Incentive Plan Committee.

Members of the Incentive Plan Committee and the Employee Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The action of a majority of the members of the Incentive Plan Committee and the Employee Committee present at any meeting, or acts unanimously approved in writing, shall be the acts of the Incentive Plan Committee and the Employee Committee, respectively.

B.

Powers of the Committee.  The Incentive Plan Committee shall have full power and authority, subject to the provisions of this Plan, to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable. In addition, the Incentive Plan Committee shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

C.

Actions of the Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No director or member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all directors and members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

D.

Awards to Officers and Directors.

1.

All Awards to officers shall be determined by the Incentive Plan Committee. If the Incentive Plan Committee is not composed as prescribed in the definition of Incentive Plan Committee in Article III, the Board shall have the right to take such action with respect to any Award to an officer as it deems necessary or advisable to comply with Rule 16b-3 of the Exchange Act and any related rules, including but not limited to seeking stockholder ratification of such Award or restricting the sale of the Award or any shares of Common Stock underlying the Award for a period of six months.

2.

Discretionary awards to Non-Employee Directors, if any, shall be determined by the Board.

E.

Code Section 409A.   Notwithstanding any other provision of the Plan, it is intended that the Plan and any Awards issued thereunder will comply with Code Section 409A to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent.  Any Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A.  Any provision of the Plan and any Awards issued thereunder, which are determined not to be in compliance therewith is hereby reformed to the least extent necessary to comply with the requirements of Code Section 409A.

ARTICLE V

ELIGIBILITY

A.

Discretionary Stock Option Grant Program, Restricted Stock Program and Supplemental Bonus Program.  The persons eligible to participate in the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program are as follows:

1.

Employees of the Company or a Subsidiary;

2.

Members of the Board; and

3.

Consultants and other independent advisors who provide services to the Company or a Subsidiary.

B.

Selection of Participants.  The Committee shall from time to time determine the Participants to whom Awards shall be granted pursuant to the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program.

ARTICLE VI

SHARES AVAILABLE UNDER THE PLAN

A.

Maximum Number. The number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 2,073,661 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. This authorization shall be increased automatically on each succeeding annual anniversary of the Plan Effective Date by an amount equal to that number of shares equal to one-half of one percent of the Company’s then issued and outstanding shares of Common Stock. The shares may be divided among the various Plan components as the Incentive Plan Committee shall determine, except that no more than 1,200,000 shares shall be issued in connection with the exercise of Incentive Stock Options under the Plan. Any portion of the shares added on each succeeding anniversary of the Plan Effective Date which are unused during the Plan year beginning on such anniversary date shall be carried forward and be available for grant and issuance in subsequent Plan years, while up to 100% of the shares to be added in the next succeeding Plan year (calculated on the basis of the current Plan year’s allocation) may be borrowed for use in the current Plan year. Shares of Common Stock that may be issued upon the exercise of Stock Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan, and while any Stock Options are outstanding, retain as authorized and unissued Common Stock or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

B.

Unused and Forfeited Stock. The following shares of Common Stock shall automatically become available for use under the Plan: (i) any shares of Common Stock that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any shares of Common Stock that are subject to a Stock Option that expires or is terminated for any reason; (ii) any shares of Common Stock with respect to which a Stock Option is exercised that are used for full or partial payment of the Option Price; and (iii) any shares of Common Stock withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of a Non-Statutory Option.

C.

Capital Changes. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities for which grants are subsequently to be made pursuant to Article VI of this Plan; and (iii) the number and/or class of securities then included in each Award outstanding hereunder and the Option Price per share in effect under each outstanding Stock Option under this Plan. Such adjustments to the outstanding Stock Options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such Stock Options. The adjustments determined by the Committee shall be final, binding and conclusive.

ARTICLE VII

DISCRETIONARY STOCK OPTION GRANT PROGRAM

A.

Discretionary Grant of Stock Options to Participants. The Committee may from time to time authorize grants to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions (in connection with any grants under this paragraph VII.A to Non-Employee Directors, “Committee” shall mean the entire Board of Directors):

1

Each grant shall specify the number of shares of Common Stock to which it pertains.

2.

Each grant shall specify the Option Price per share.

3.

Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company; (ii) shares of Common Stock that are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price; (iii) shares of Common Stock with respect to which a Stock Option is exercised; (iv) a recourse promissory note in favor of the Company; (v) any other legal consideration that the Committee may deem appropriate; and (vi) any combination of the foregoing.

4.

Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

5.

Any grant may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of such shares if the Participant’s service to the Company is terminated before a specified time, or if certain other events occur or conditions are not met.

6.

Successive grants may be made to the same Participant regardless of whether any Stock Options previously granted to the Participant remain unexercised.

7.

Each grant shall specify the conditions to be satisfied before the Stock Option or installments thereof shall become exercisable, which conditions may include a period or periods of continuous service by the Optionee to the Company or any Subsidiary, the attainment of specified performance goals and objectives, or the occurrence of specified events; as may be established by the Committee with respect to such grant.

8.

All Stock Options that meet the requirements of the Code for incentive stock options shall be Incentive Stock Options unless (i) the option agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as a Non-Statutory Option; or (ii) a grant of Incentive Stock Options to the Participant would be prohibited under the Code or other applicable law.

9.

Each grant shall specify the Term of the Stock Option, which Term shall not be greater than 10 years from the Date of Grant.

10.

Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

B.

Special Terms Applicable to Incentive Stock Options. The following additional terms shall be applicable to all Incentive Stock Options granted pursuant to this Plan. Stock Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this paragraph VII.B.

1.

Incentive Stock Options shall be granted only to Employees of the Company or a Subsidiary.

2.

The Option Price per share shall not be less than the Fair Market Value per share of Common Stock on the Date of Grant.

3.

The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective Date(s) of Grant) with respect to which Incentive Stock Options granted to any Employee under the Plan (or any other plan of the Company or a Subsidiary) are exercisable for the first time during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options that become exercisable for the first time in the same calendar year, the foregoing limitation on the treatment of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted.

4.

If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant, and the Option Term shall not exceed five (5) years measured from the Date of Grant.

ARTICLE VIII

RESTRICTED STOCK PROGRAM

A.

Awards Granted.  Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of Common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee.

B.

Restrictions.  A Participant’s right to retain a Restricted Stock Award granted to such Participant under Article VII.A shall be subject to such restrictions, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, or the occurrence of specified events, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

C.

Privileges of a Stockholder, Transferability.  A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Article VIII upon his or her becoming the holder of record of such shares; provided, however, that the Participant’s right to sell, encumber or otherwise transfer such shares shall be subject to the restrictions established by the Committee with respect to such Award.

D.

Enforcement of Restrictions.  The Committee may in its sole discretion require a legend to be placed on the stock certificates referring to the restrictions referred to in paragraphs VIII.B. and VIII.C., in order to enforce such restrictions.

ARTICLE IX

SUPPLEMENTAL BONUS PROGRAM

A.

Non-Statutory Stock Options.  The Committee, at the time of grant or at any time prior to exercise of any Non-Statutory Option, may provide for a Supplemental Bonus from the Company or a Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under such Non-Statutory Option. Such Supplemental Bonus shall be payable in cash upon the exercise of the Non-Statutory Option with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her upon the exercise of the Non-Statutory Option, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant’s receipt of the Supplemental Bonus.

B.

Restricted Stock Awards.  The Committee, either at such time as the restrictions with respect to a Restricted Stock Award lapse or a Section 83(b) election is made under the Code by the Participant with respect to shares issued in connection with a Restricted Stock Award, may provide for a Supplemental Bonus from the Company or a Subsidiary. Such Supplemental Bonus shall be payable in cash and shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her with respect to shares issued in connection with a Restricted Stock Award, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant’s receipt of the Supplemental Bonus.

ARTICLE X

TERMINATION OF SERVICE

A.

Incentive Stock Options.  The following provisions shall govern the exercise of any Incentive Stock Options held by any Employee whose employment is terminated:

1.

If the Optionee’s employment with the Company is terminated for any reason other than such Optionee’s death, disability or Retirement, all Incentive Stock Options held by the Optionee shall terminate on the date and at the time the Optionee’s employment terminates, unless the Committee expressly provides in the terms of the Optionee’s Stock Option Agreement that such Stock Options shall remain exercisable, to the extent vested on such termination date, for a period of three (3) months following such termination of employment.

2.

If the Optionee’s employment with the Company is terminated because of such Optionee’s death or disability within the meaning of Section 22(e)(3) of the Code, all incentive Stock Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination of employment.

3.

In the event Optionee’s employment is terminated due to Retirement, all incentive Stock Options held by the Optionee shall remain exercisable, to the extent such Stock Options were exercisable on the date the Optionee’s employment terminated, for a period of three (3) months following such termination of employment.

4.

In no event may any Incentive Stock Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three (3) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

B.

Non-Statutory Options.  The following provisions shall govern the exercise of any Non-Statutory Options:

1.

If the Optionee’s employment, service on the Board or consultancy is terminated for any reason other than such Optionee’s death, disability or Retirement, all Non-Statutory Options held by the Optionee shall terminate on the date of such termination, unless the Committee expressly provides in the terms of the Optionee’s Stock Option Agreement that such Stock Options shall remain exercisable, to the extent vested on such termination date, for a specified period following such termination.

2.

If the Optionee’s employment, service on the Board or consultancy is terminated because of such Optionee’s death or disability, all Non-Statutory Options held by the Optionee shall become immediately exercisable and shall be exercisable until the expiration of the Term of such Stock Options.

3.

If the Optionee’s employment service on the Board or consultancy is terminated because of such Optionee’s Retirement, all Non-Statutory Options held by the Optionee shall remain exercisable, to the extent such Stock Options were exercisable on the date of such termination, until the expiration of the Term of such Stock Options.

4.

In no event may any Non-Statutory Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any specified exercise period following termination of Optionee’s employment, service on the Board or consultancy, or if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

C.

Restricted Stock Awards.  In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) or Retirement of a Participant, all employment period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully non-forfeitable. Subject to Articles X and XIV, in the event of a Participant’s termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.

ARTICLE XI

TRANSFERABILITY OF STOCK OPTIONS

During the lifetime of the Optionee, Incentive Stock Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee’s death prior to the end of the Term, any Stock Option may be exercised by the personal representative of the Optionee’s estate, or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family (as that term is defined in Rule 16a-l(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Stock Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding any assignment or transfer of a Stock Option, in no event may any Stock Option remain exercisable after the expiration of the Term of the Stock Option.

ARTICLE XII

STOCKHOLDER RIGHTS

The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the Option Price and become a holder of record of the purchased shares of Common Stock.

ARTICLE XIII

ACCELERATION OF VESTING

The Committee may, at any time in its sole discretion, accelerate the vesting of any Award made pursuant to this Plan by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the agreement relating to the Award to reflect the new vesting schedule. The acceleration of the exercise period of an Award shall not affect the expiration date of such Award.

Notwithstanding the foregoing, any acceleration of the vesting of any Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Treasury Regulation 1.409A-3(j)(4)

ARTICLE XIV

CHANGE IN CONTROL

In the event of a Change in Control of the Company, all Awards outstanding under the Plan as of the day before the consummation of such Change in Control shall automatically accelerate for all purposes under this Plan so that each Stock Option shall become fully exercisable with respect to the total number of shares subject to such Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock as of such date, without regard to the conditions expressed in the agreements relating to such Stock Option, and the restrictions on each Restricted Stock Award shall lapse and such shares of Restricted Stock shall no longer be subject to forfeiture.

Notwithstanding the foregoing, should a Change in Control result in the acceleration of the vesting of any Awards that are considered “deferred compensation” within the meaning of Code Section 409A, such acceleration shall be made in compliance with the requirements of Treasury Regulation 1.409A-3(j)(4)(ix).

ARTICLE XV

CANCELLATION AND REGRANT OF OPTIONS

The Committee shall have the authority, at any and from time to time, with the consent of the affected Optionees, to effect the cancellation of any or all outstanding Stock Options and/or any Restricted Stock Awards and grant in substitution new Stock Options and/or Restricted Stock Awards covering the same or different number of shares of Common Stock. In the case of such a regrant of a Stock Option, the Option Price shall be set in accordance with Article VII on the new Date of Grant.

ARTICLE XVI

FINANCING

The Committee may, in its sole discretion, authorize the Company to make a loan to a Participant in connection with the exercise of a Stock Option, and may authorize the Company to arrange or guaranty loans to a Participant by a third party in connection with the exercise of a Stock Option.

ARTICLE XVII

TAX TREATMENT

A.

Tax Withholding.  The Company’s obligation to deliver shares of Common Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

B.

Surrender of Shares.  The Committee may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Stock Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Stock Options. Such right may be provided to any such holder in either or both of the following formats:

1.

The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

2.

The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

C.

No Guarantee of Tax Treatment.  Notwithstanding any provision of the Plan, the Company does not guarantee to any Optionee or any other person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A, Code Section 422 or any other applicable tax law shall so comply, nor will the Company or any affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

ARTICLE XVIII

EFFECTIVE DATE AND TERM OF THE PLAN

This Plan shall become effective on the Plan Effective Date. This Plan shall terminate upon the earliest of (i) ten (10) years after the Plan Effective Date; or (ii) the termination of all outstanding Awards in connection with a Change in Control. Upon such plan termination, all outstanding Awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

ARTICLE XIX

AMENDMENT OF THE PLAN

A.

The Incentive Plan Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. No such amendment or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan at the time of such amendment or modification, unless the Participant consents to such amendment or modification.

B.

Stock Options in excess of the number of shares of Common Stock then available for issuance may be granted under this Plan, provided any excess shares actually issued under this Plan shall be held in escrow until such further action, necessary to approve a sufficient increase in the number of shares available for issuance under the Plan, is taken. If such further action is not obtained within 12 months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding; and (ii) the Company shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding. If stockholder approval of a sufficient increase in the number of shares subject to the Plan does not occur within twelve (12) months of the grant of any Stock Option intended to be an Incentive Stock Option which is granted pursuant to this Article XIX.B, such Stock Option shall be deemed to be a Non-Statutory Option.

ARTICLE XX

REGULATORY APPROVALS

The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock under any Award shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted pursuant to the Plan and the shares of Common Stock issued pursuant to any Award under the Plan. No Stock Option shall be exercisable, no shares of Common Stock or other assets shall be issued or delivered under the Plan, and no transfer of any Non-Statutory Option shall be approved by the Committee, unless and until there shall have been compliance with (i) all applicable requirements of Federal and state securities laws, if applicable, including the filing and effectiveness of a registration statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable under the Plan; and (ii) all applicable listing requirements of any stock exchange or securities market on which the shares of Common Stock are listed or traded.

ARTICLE XXI

NO EMPLOYMENT/SERVICE RIGHTS

Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are expressly reserved by each, to terminate such person’s service at any time for any reason, with or without Cause.

ICOP DIGITAL, INC.

  /s/ Laura E. Owen

LAURA E. OWEN, Secretary

Date:  December 17, 2008

ICOP®

ADVANCING SURVEILLANCE TECHNOLOGY

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 AM Central Time on August 12, 2009.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/ICOP**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and FOR Proposal 3.

1. Election of Directors

	For	Withhold
01 - Bryan Ferguson*	[ ]	[ ]
02 - Laura E. Owen**	[ ]	[ ]
03 - Roger L. Mason**	[ ]	[ ]

*A vote for nominee as a Class B Director, to serve until the 2010 Annual Meeting of Stockholders.

** A vote for nominee as a Class C Director, to serve until the 2012 Annual Meeting of Stockholders.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
______________	______________	______________

ICOP®

ADVANCING SURVEILLANCE TECHNOLOGY

IMPORTANT ANNUAL SHAREHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the ICOP Digital, Inc. Shareholder Meeting to be Held on August 12, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or by telephone or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The ICOP Digital, Inc. proxy statement and 2008 10-K are available at:

www.envisionreports.com/ICOP

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/ICOP** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before August 2, 2009 to facilitate timely delivery.

Shareholder Meeting Notice

ICOP Digital, Inc. Annual Meeting of Shareholders will be held on August 12, 2009 at the Doubletree Hotel – Corporate Woods, 10100 College Boulevard, Overland Park, Kansas 66210 at 10:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote <u>FOR</u> the following proposals:

1 Election of Directors

Nominees:

01 - Bryan Ferguson-2010 (B), 02 - Laura E. Owen-2012 (C), 03 - Roger L. Mason-2012 (C)

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the ICOP Digital, Inc. 2009 Annual Meeting

Directions to the ICOP Digital, Inc. 2009 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/ICOP.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

- **Internet** – Go to **www.envisionreports.com/ICOP**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
- **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
- **Email** – Send email to investorvote@computershare.com with "Proxy Materials ICOP Digital, Inc." in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by August 2, 2009.